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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2005

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

of incorporation)

2500 Silverstar Road, Suite 500, Orlando, Florida 32804

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     Other Events

The Company’s management has defined its goals and initiatives for the upcoming year.  As we continue to grow our core business, by increasing our consumer and business telecommunications base, we anticipate allocating additional funds from our budget for the development of Voice over Internet Protocol (“VoIP”) services.  As we analyze the VoIP market place worldwide, we are developing partnerships that will allow the company to expand its international network and distribution.  With our continued growth and development of our core competencies, we anticipate a continuous revenue stream which will allow us to carry out our plans to market VoIP both domestically and internationally while controlling the cost of customer acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: September 28, 2005                                                                                     Joel Dupré, Chief Executive Officer,

                                                                                                                              Duly Authorized Officer